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                                                                        GE Funds
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              SUPPLEMENT DATED SEPTEMBER 15, 2000 TO PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 2000.

Effective October 1, 2000, GE Asset Management Incorporated, the Investment Adviser to GE Mid-Cap Value Equity Fund (the "Mid-Cap Fund"), will assume day-to-day portfolio management responsibility from NWQ Investment Management Company ("NWQ"), the current sub-adviser to the Mid-Cap Fund. Accordingly, all references to NWQ within the Prospectus and Statement of Additional Information will be superseded.

Effective October 1, 2000, Ralph E. Whitman will be portfolio manager of the Mid-Cap Fund. The following amends the biography of Ralph E. Whitman on page 68 of the Prospectus within the section titled "About the Investment Adviser-About the Funds' Portfolio Managers":

         Ralph E. Whitman is a Senior Vice President of GE Asset Management and portfolio manager of the GE Mid-Cap Growth Fund (since December 1998) and the GE Mid-Cap Value Equity Fund (beginning October 2000). He joined GE Asset Management in 1987 as an Equity Analyst. He became Vice President for U.S. Equity Investments in 1995 and Senior Vice President for U.S. Equity Portfolios in 1998.

There is no change to the investment objective and principal investment strategies of the Mid-Cap Fund as stated in the Prospectus and Statement of Additional Information. However, the second and third sentences of the first paragraph on page 10 of the Prospectus are replaced by the following:

         The Fund defines mid-cap companies to mean companies with capitalizations in the range included in the S&P MidCap Index, $88 million to $13.72 billion as of June 30, 2000.

The first sentence in the third paragraph on page 10 of the Prospectus is revised as follows:

         The Fund also may invest to a lesser extent in foreign securities, initial public offerings and debt securities.

Effective October 1, 2000, GE Asset Management Incorporated, the Investment Adviser to GE Tax-Exempt Fund (the "Tax-Exempt Fund"), will assume day-to-day portfolio management responsibility from Brown Brothers Harriman & Company ("BBH"), the current Sub-Adviser to the Tax-Exempt Fund. Accordingly, all references to BBH within the Prospectus and Statement of Additional Information will be superseded.

Effective October 1, 2000, Michael J. Caufield will assume portfolio management responsibility for the Tax-Exempt Fund. The section titled "About the Investment Adviser-About the Funds' Portfolio Managers" of the Prospectus on page 67 is hereby amended to add the following biography for Mr. Caufield.

         Michael J. Caufield is a Senior Vice President of GE Asset Management ("GEAM"). Mr. Caufield is Portfolio Manager of the Tax Exempt Fund beginning October 1, 2000. Mr. Caufield joined GEAM in 1987 as Vice President, Manager Fixed Income Research & Analysis.

There is no change to the investment objective and principal investment strategies of the Fund as stated within the Prospectus and Statement of Additional Information.